Exhibit 10.3

EXECUTION VERSION

BORROWER JOINDER

BORROWER JOINDER, dated as of July 9, 2018 (this “Joinder”), by and among each of the undersigned parties hereto and JPMORGAN CHASE BANK, N.A., as administrative agent under the Term Loan Agreement (as defined below) (in such capacity, including any successor thereto, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is made to that certain Term Loan Agreement, dated as of February 28, 2018 (the “Term Loan Agreement”), by and among MAPLE PARENT HOLDINGS CORP. (the “Initial Borrower”), and, upon and at any time after the consummation of the Acquisition, KEURIG DR PEPPER INC. (f/k/a DR PEPPER SNAPPLE GROUP, INC.) (the “Surviving Borrower”, and together with the Initial Borrower, the “Borrower”), as Borrower, the LENDERS from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Term Loan Agreement referred to below;

WHEREAS, subject to the terms and conditions of the Term Loan Agreement, the Surviving Borrower shall join the Term Loan Agreement as the Borrower by entering into the Borrower Joinder and satisfying the requirements set forth in Section 2.20 of the Term Loan Agreement;

WHEREAS, the Surviving Borrower has indicated its desire to become the Borrower pursuant to the terms of the Term Loan Agreement; and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. In accordance with Section 2.20 of the Term Loan Agreement, and subject to the satisfaction of the conditions set forth therein, the Surviving Borrower by its signature below becomes the Borrower under the Term Loan Agreement with the same force and effect as if originally named therein as the Borrower and, without limiting the generality of the foregoing, hereby expressly obligates itself with respect to all obligations and liability of the Borrower thereunder and with respect to all obligations and liability of the Initial Borrower under the Fee Letters. Each reference to the Borrower in the Term Loan Agreement shall be deemed to refer to the Surviving Borrower and each reference to the Initial Borrower in the Fee Letters shall be deemed to refer to the Surviving Borrower. The Term Loan Agreement is hereby incorporated herein by reference.

SECTION 2. The Surviving Borrower represents and warrants to the Administrative Agent that this Joinder has been duly authorized, executed and delivered by it and this Joinder, the Term Loan Agreement (after giving effect to this Joinder) and the Fee Letters (after giving effect to this Joinder) constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity and principles of good faith and fair dealing.

SECTION 3. The Initial Borrower shall (unless a Default has occurred and is continuing) be automatically released from its rights and obligations under the Term Loan Agreement and under the Fee Letters.

SECTION 4. This Joinder may be executed by one or more of the parties to this Joinder on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Joinder shall become effective as to the Surviving Borrower when the Administrative Agent shall have received counterparts of this Joinder that, when taken together, bear the signatures of the Surviving Borrower, the Initial Borrower and the Administrative Agent.

SECTION 5. Except as expressly modified hereby, the Term Loan Agreement shall remain in full force and effect.

SECTION 6. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 7. Any provision of this Joinder that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Term Loan Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. All notices, requests and demands pursuant hereto shall be made in accordance with Article IX of the Term Loan Agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Joinder to be duly executed and delivered as of the date first above written.

KEURIG DR PEPPER INC.,
as the Surviving Borrower

By:	/s/ Ozan Dokmecioglu
Name: Ozan Dokmecioglu
Title: Chief Financial Officer

[Signature Page to Borrower Joinder – Term Loan]

MAPLE PARENT HOLDINGS CORP.,
as the Initial Borrower

By:	/s/ Ozan Dokmecioglu
Name: Ozan Dokmecioglu
Title: Chief Financial Officer and Treasurer

[Signature Page to Borrower Joinder – Term Loan]

JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent

By:	/s/ Tony Yung
Name: Tony Yung
Title: Executive Director

[Signature Page to Borrower Joinder – Term Loan]